UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 2, 2009

Unica Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51461	04-3174345
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

170 Tracer Lane, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781.487.8659

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On April 8, 2009, Eric Schnadig, Senior Vice President of Worldwide Sales of Unica Corporation (the "Company"), entered into a Transition Agreement (the "Transition Agreement") with the Company. Pursuant to the terms of the Transition Agreement, Mr. Schnadig agreed to remain employed as the Company’s Senior Vice President of Worldwide Sales until April 30, 2009 at which time he will resign as Senior Vice President of Worldwide Sales (the "Transition Period"). During the Transition Period, Mr. Schnadig will continue to receive the same base salary and fringe benefits that he was entitled to immediately prior to executing the Transition Agreement. In addition, Mr. Schnadig’s outstanding equity awards have been amended to provide for pro rata vesting through September 30, 2009. In accordance with the Transition Agreement, after the Transition Period, Mr. Schnadig will continue to receive his base salary for a period of twelve (12) months in the total gross amount of $220,000. He will also be eligible to receive incentive compensation for the fiscal year ending September 30, 2009 in accordance with his previously executed fiscal year 2009 Incentive Compensation Plan. Pursuant to the Transition Agreement, Mr. Schnadig will also receive payment for (i) executive support service fees, (ii) the Company portion of medical and dental premiums for twelve months following the Transition Period, and (iii) continued use of his Company leased automobile until the expiration of the current lease on August 22, 2009. The provisions of Mr. Schnadig’s Non-Disclosure, Non-competition and Non-Solicitation agreement executed on November 22, 1999, shall remain in full force and effect.

A copy of the Transition Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary description of the terms of the Transition Agreement is qualified in its entirety by reference to the Transition Agreement.

Item 2.02 Results of Operations and Financial Condition.

Preliminary Financial Results.

On April 8, 2009, Unica Corporation (the "Company") announced preliminary financial results for the quarter ended March 31, 2009. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated be reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2009, Eric Schnadig announced his intention to resign as Senior Vice President of Worldwide Sales of the Company. Pursuant to the terms of the Transition Agreement referred to in Item 1.01 of this Current Report on Form 8-K, Mr. Schnadig has agreed to remain employed as the Company's Senior Vice President of Worldwide Sales until his resignation on April 30, 2009.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit 10.1 is filed with this Current Report. The following Exhibit 99.1 relating to Item 2.02 shall be deemed to be furnished, and not filed:

10.1 Transition Agreement between Unica Corporation and Eric Schnadig dated April 8, 2009.
99.1 Press Release issued by Unica Corporation on April 8, 2009.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unica Corporation

April 8, 2009	By:	/s/ Jason W. Joseph

Name: Jason W. Joseph
Title: Vice President , General Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Transition Agreement between Unica Corporation and Eric Schnadig dated April 8, 2009
99.1	Press Release issued by Unica Corporation on April 8, 2009